                                                                    EXHIBIT 10.1


                     SEVENTH AMENDMENT AND JOINDER AGREEMENT

                  SEVENTH AMENDMENT AND JOINDER AGREEMENT, dated as of December 19, 2003 (this "Amendment"), in respect of the Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit Agreement"; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") among ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company (the "the Borrower"), the financial institutions from time to time parties thereto (the "Banks"), FORTIS CAPITAL CORP., a Connecticut corporation ("Fortis"), as a Bank, an Issuing Bank, Collateral Agent and Administrative Agent for the Banks, and BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), as a Bank, an Issuing Bank and Documentation Agent.

                  WHEREAS, the parties hereto desire to amend the Existing Credit Agreement to make UFJ Bank Limited, New York Branch a "Bank" under the Credit Agreement having an Uncommitted Line Portion equal to $10,000,000.

                  NOW, THEREFORE, in consideration of premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Existing Credit Agreement are used herein as therein defined.

                  2. Amendments. The Existing Credit Agreement is hereby amended as follows:

                  (a) The definition of "Banks" set forth in Section 1.01, Certain Defined Terms, is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                           "Banks" shall initially mean Fortis, BNP Paribas, Societe Generale, Natexis Banques Populaires, New York Branch, and RZB Finance, LLC. From and after the Seventh Amendment Effective Date, the term "Banks" shall mean Fortis, BNP Paribas, Societe Generale, Natexis Banques Populaires, New York Branch, RZB Finance, LLC, UFJ Bank Limited, New York Branch, and each additional lending institution added to this Agreement, either through an amendment to this Agreement or through an Assignment and Acceptance in accordance with Subsection 11.08(a) hereof. References to the "Banks" shall include Fortis and BNP Paribas, including each in its capacity as an Issuing Bank;

         for purposes of clarification only, to the extent that Fortis or BNP Paribas may have any rights or obligations in addition to those of the Banks due to their status as an Issuing Bank and as Agents, Fortis' and BNP Paribas' status as such will be specifically referenced.

                  (b) Section 1.01 of the Existing Credit Agreement is hereby amended by inserting in proper alphabetical order the following new defined term:

                           "Seventh Amendment Effective Date" the "Effective Date", as defined in that certain Seventh Amendment and Joinder Agreement, dated as of December 19, 2003.

                  (c) Schedule 2.01 of the Existing Credit Agreement is hereby deleted in its entirety and the schedule attached to this Amendment as Exhibit A is inserted in lieu thereof.

                  3. Joinder Agreement. As of the Effective Date (defined below), UFJ Bank Limited, New York Branch ("UFJ") shall become a party to the Credit Agreement as a Bank, shall acquire all of the rights, powers and obligations of a Bank under the Credit Agreement, and shall have an Uncommitted Line Portion equal to $10,000,000. From and after the Effective Date, all references to "Banks" in the Credit Agreement and the other Loan Documents shall be deemed to include, in any event, UFJ.

                  4. Representations. To induce the Administrative Agent and the Banks, including, without limitation, UFJ, to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants that (a) no material adverse change has occurred in the financial condition or business prospects of the Borrower since the date of the last financial statements delivered to the Administrative Agent and the Banks, (b) no Default or Event of Default has occurred and is continuing, and (c) the Borrower is fully authorized to enter into this Amendment. THE BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

                  5. Conditions Precedent. This Amendment shall become effective on the first date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied:

                  (a) Delivered Documents. On the Effective Date, the Administrative Agent shall have received executed originals of:

                  (i) this Amendment, executed by a duly authorized officer of each of the Borrower and the Required Banks, and the Administrative Agent shall have received such other documents or certificates as the Administrative Agent or counsel to the Administrative Agent may reasonably request; and

                  (ii) a Note, substantially in the form of Exhibit B hereto, executed by a duly authorized officer of the Borrower and payable to UFJ in a maximum principal amount equal to UFJ's Uncommitted Line Portion.

                  (b) No Default. On the Effective Date, the Borrower shall be in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents on its part to be observed and no Event of Default shall have occurred and be continuing.

                  6. Miscellaneous.

                  (a) Limited Effect. Except as expressly consented to hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any consent, amendment, waiver or modification of any provision thereof; provided, however, that upon the Effective Date, all references herein and therein to the "Loan Documents" shall be deemed to include, in any event, the Existing Credit Agreement, the First Amendment, dated as of December 23. 2002, the Second Amendment, dated as of February 7, 2003, the Third Amendment, dated as of February 28, 2003, the Fourth Amendment, dated as of March 31, 2003, the Fifth Amendment and Waiver, dated as of April 28, 2003, the sixth Amendment to Credit Agreement, Global Amendment to Loan Documents and Waiver, dated as of October 1, 2003, the Amendment to Guaranty, dated as of October 1, 2003, this Amendment, the Notes, the Guaranty, the Security Agreement, the L/C-Related Documents, the Swap Contracts, the Three Party Agreement, the Atmos Support Agreement, and all other documents delivered to the Administrative Agent or any Bank in connection therewith. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended hereby.

                  (b) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or telecopier shall be effective as delivery of an originally executed counterpart of this Amendment.

                  (d) Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York; provided, however, that the Administrative Agent, the Banks and all Agent-Related Persons shall retain all rights under federal law.

                  (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Borrower, Administrative Agent, the Banks, Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                  (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


                               [SIGNATURES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                BORROWER

                                ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company



                                By: /s/ JD Woodward III
                                   --------------------------------------------
                                Name:  JD Woodward III
                                Title: President

                                the Borrower's Address:
                                11251 Northwest Freeway, Suite 400
                                Houston, Texas  77092
                                Attention: Ronald W. Bahr
                                Telephone: (713) 688-7771
                                Facsimile: (713) 688-5124



                                GUARANTOR

                                ATMOS ENERGY HOLDINGS, INC.


                                By: /s/ Laurie M. Sherwood
                                   --------------------------------------------
                                Name:  Laurie M. Sherwood
                                Title: Vice President and Treasurer



                                1800 Three Lincoln Centre
                                5430 LBJ Freeway
                                Dallas, TX 75240

                                FORTIS CAPITAL CORP.,
                                a Connecticut corporation, as Administrative
                                Agent, Collateral Agent, Issuing Bank, and a
                                Bank


                                By: /s/ Irene C. Rummel
                                   --------------------------------------------
                                   Name: Irene C. Rummel
                                   Title: Senior Vice President


                                By: /s/ Chad Clark
                                   --------------------------------------------
                                   Name: Chad Clark
                                   Title: Vice President


                                   15455 N. Dallas Parkway
                                   Suite 1400
                                   Addison, TX  75001
                                   Telephone: (214) 953-9313
                                   Facsimile: (214) 969-9332

                                   BNP PARIBAS,
                                   a bank organized under the laws of France, as a Bank, Issuing Bank, and Documentation Agent

                                   By: /s/ Edward K. Chin
                                      -----------------------------------------
                                   Name:  Edward K. Chin
                                   Title: Director

                                   By: /s/ Zali Win
                                      -----------------------------------------
                                   Name: Zali Win
                                   Title: Director

                                   787 Seventh Avenue
                                   New York, New York  10019
                                   Attention: Ed Chin
                                   Telephone: (212) 841-2020
                                   Facsimile: (212) 841-2536

                                   SOCIETE GENERALE, as a Bank


                                   By: /s/ Barbara Paulsen
                                      -----------------------------------------
                                   Name:  Barbara Paulsen
                                   Title: Vice President


                                   By: /s/ Emmanuel Chesneau
                                      ----------------------------------------
                                   Name:  Emmanuel Chesneau
                                   Title: Director


                                   1221 Avenue of the Americas
                                   New York, New York  10020
                                   Attention: Barbara Paulsen
                                   Telephone: (212) 278-6496
                                   Facsimile: (212) 278-7417

                                    NATEXIS BANQUES POPULAIRES, NEW YORK BRANCH, as a Bank

                                    By: /s/ David Pershad
                                       ----------------------------------------
                                    Name: David Pershad
                                    Title: Vice President

                                    By: /s/ Guillaume de Parscau
                                       ----------------------------------------
                                    Name: Guillaume de Parscau
                                    Title: First Vice President & Manager

                                    1251 Avenue of the Americas, 34th Floor
                                    New York, New York  10020
                                    Attention: David Pershad
                                    Telephone: (212) 872-5015
                                    Facsimile: (212) 354-9095

                                    RZB FINANCE LLC, as a Bank


                                    By:  /s/ Hermine Kirolos
                                       ----------------------------------------
                                    Name: Hermine Kirolos
                                    Title: Group Vice President



                                    By: /s/ Frank J. Yautz
                                       ----------------------------------------
                                    Name: Frank J. Yautz
                                    Title: First Vice President

                                    1133 Avenue of the Americas
                                    New York, New York  10036
                                    Attention: Hermine Kirolos
                                    Telephone: (212) 845-4114
                                    Facsimile: (212) 944-6389

                                    UFJ BANK LIMITED, NEW YORK BRANCH, as a
                                    Bank

                                    By: /s/ L.J. Perenyi
                                       ----------------------------------------
                                    Name: L.J. Perenyi
                                    Title: Vice President


                                    -------------------------------------------

                                    -------------------------------------------
                                    Attention:
                                    Telephone:
                                    Facsimile:

                                                                       Exhibit A

                                  SCHEDULE 2.01

                              UNCOMMITTED LINE AND
                            UNCOMMITTED LINE PORTION
                           (EXCLUDING SWAP CONTRACTS)



   I.       UNCOMMITTED LINE:

            A.       Maximum Line:                           $250,000,000.00

            B.       Total Line Amount Subscribed:           $220,000,000.00

            C.       Subscribed Percentage:                              88%



   II.      UNCOMMITTED LINE PORTIONS, SUBSCRIBED AMOUNTS:


     Line:                  Bank                                        Dollar Amount                Share
     ----                   ----                                        -------------                -----
 Borrowing Base
      Line           Fortis Capital Corp.                              $75,000,000.00              34.09091%

                     BNP Paribas                                       $75,000,000.00              34.09091%

                     Societe Generale                                  $35,000,000.00              15.90909%

                     Natexis Banques Populaires,
                     New York Branch                                   $15,000,000.00               6.81818%

                     RZB Finance LLC                                   $10,000,000.00               4.54545%

                     UFJ Bank Limited,
                     New York Branch                                   $10,000,000.00               4.54545%


                     TOTAL SUBSCRIBED
                     BORROWING BASE LINE PORTIONS                     $220,000,000.00                 100%

                                                                       Exhibit B


                             FORM OF PROMISSORY NOTE

                                 (See Attached)

                                 PROMISSORY NOTE



$10,000,000.00                                                December 19, 2003

--------------------------------------------------------------------------------

         1. FOR VALUE RECEIVED, ATMOS ENERGY MARKETING, LLC (formerly known as Woodward Marketing, L.L.C.), a Delaware limited liability company (the "Borrower") promises to pay to the order of UFJ BANK LIMITED, NEW YORK BRANCH (the "the Lender"), at the office of Administrative Agent (as defined in the Uncommitted Amended and Restated Credit Agreement (hereinafter defined)) located at Administrative Agent's Payment Office, or at such other place as the Lender from time to time may designate, the principal sum of Ten Million and no/100 Dollars ($10,000,000.00) (the "Maximum Loan Amount"), or so much of that sum as may be advanced under this promissory note ("Note"), plus interest as specified in this Note. This Note evidences a loan ("Loan") from the Lender to the Borrower.

         2. This Note is issued pursuant to that one certain Uncommitted Amended and Restated Credit Agreement, dated as of July 1, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), among the Borrower, the financial institutions from time to time parties thereto (the "Banks"), Fortis Capital Corp., as a Bank, an Issuing Bank, Collateral Agent and Administrative Agent for the Banks, and BNP Paribas, as a Bank, an Issuing Bank and Documentation Agent. Some or all of the Loan Documents (as defined in the Credit Agreement), including the Credit Agreement, contain provisions for the acceleration of the maturity of this Note.

         3. This Note shall bear interest as is provided for in the Credit Agreement.

         4. Principal and accrued interest hereunder shall be due and payable on demand made in writing, or if no written demand is made, then as is provided for in the Credit Agreement.

         5. The Borrower may prepay the principal under this Note only in accordance with the Credit Agreement.

         6. If any Event of Default (as defined in the Credit Agreement) occurs, at the holder's option, exercisable in its sole discretion, all sums of principal and interest under this Note shall become immediately due and payable without notice of acceleration or intent to accelerate, notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind or character, provided, however, that upon the occurrence of any event specified in subsection (e) or (f) of Section
9.01 of the Credit Agreement, the obligation of the Lender to make Loans and any obligations of the Lender to issue Letters of Credit (as defined in the Credit Agreement) shall automatically terminate and Cash Collateral in an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing by the beneficiary under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) together with the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Lender.

         7. All amounts payable under this Note are payable in lawful money of the United States during normal business hours of the Administrative Agent at the Administrative Agent's Payment Office. Checks constitute payment only when collected.

         8. If any lawsuit, reference or arbitration is commenced which arises out of or relates to this Note, the Loan Documents or the Loan, the prevailing party shall be entitled to recover from each other party such sums as the court, referee or arbitrator may adjudge to be reasonable attorneys' fees in the action, reference or arbitration, in addition to costs and expenses otherwise allowed by law. In all other situations, including any matter arising out of or relating to any Insolvency Proceeding (as defined in the Credit Agreement), the Borrower agrees to pay all of the Lender's reasonable costs and expenses, including attorneys' fees, which may be incurred in enforcing or protecting the Lender's rights or interests. From the time(s) incurred until paid to the Lender, all such sums shall bear interest at the Default Rate (as defined in the Credit Agreement).

         9. Whenever the Borrower is obligated to pay or reimburse the Lender for any attorneys' fees, those fees shall include the reasonably allocated costs for services of in-house counsel.

         10. THIS NOTE IS GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. The Borrower agrees that the holder of this Note may accept additional or substitute security for this Note, or release any security or any party liable for this Note, and without affecting the liability of any the Borrower.

         12. If the Lender delays in exercising or fails to exercise any of its rights under this Note, that delay or failure shall not constitute a waiver of any of the Lender's rights, or of any breach, default or failure of condition of or under this Note. No waiver by the Lender of any of its rights, or of any such breach, default or failure of condition shall be effective, unless the waiver is expressly stated in writing signed by the Lender. All of the Lender's remedies in connection with this Note or under applicable law shall be cumulative, and the Lender's exercise of any one or more of those remedies shall not constitute an election of remedies.

         13. Regardless of any provision contained in this Note or in any of the other Loan Documents, the Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Loan, pursuant to this Note or any other Loan Document, or otherwise, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, in the event that the Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Loan, and, if the principal balance of the Loan is paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, the Borrower and the Lender shall, to the maximum extent permitted under applicable law, (a) characterize any non-principal payment as an expense, fee, or premium, rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and
(c) spread the total amount of interest throughout the entire contemplated term of the Loan so that the interest rate is uniform throughout such term; provided, that if the Loan is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual term thereof exceeds the maximum lawful rate, the Lender shall refund to the Borrower the amount of such excess, or credit the amount of such excess against the aggregate unpaid principal balance of the Loan at the time in question.

         14. This Note inures to and binds the successors and assigns of the Borrower and the Lender; provided, however, that the Borrower may not assign this Note or any Loan funds, or assign or delegate any of its rights or obligations, without the prior written consent of the Lender in each instance.

         15. As used in this Note, the terms "the Lender", "holder" and "holder of this Note" are interchangeable. As used in this Note, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

         16. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                            [SIGNATURE PAGE FOLLOWS]

                              BORROWER

                              ATMOS ENERGY MARKETING, LLC (formerly known as
                                Woodward Marketing, L.L.C.), a Delaware limited liability company


                              By:
                                 -------------------------------------------
                                 Name:
                                 Title:


                                 Address:

                                 11251 Northwest Freeway, Suite 400
                                 Houston, Texas  77092
                                 Attention: Ronald W. Bahr
                                 Telephone: (713) 688-7771
                                 Facsimile: (713) 688-5124